AHCA CONTRACT NO. FA614

AMENDMENT NO. 9

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP FLORIDA, INC. D/B/A AMERIGROUP COMMUNITY CARE, hereinafter referred to as the “Vendor” or “Health Plan”, is hereby amended as follows:

1. Effective September 1, 2008, Standard Contract, Section III, Item C., Contract Managers, sub-item 1,

is hereby amended to now read as follows:

1.	The Agency’s Contract Manager’s name, address and telephone number for this Contract is as follows:

Margaret Cavendish
Agency for Health Care Administration 2727 Mahan Drive, MS #50

Tallahassee, FL 32308

(850) 487-2355

2. Effective September 1, 2008, Attachment I, Scope of Services, is hereby amended to include Exhibit

III-D, September 1, 2008 — August 31, 2009 Medicaid Non-Reform HMO Capitation Rates, attached hereto and made a part of the Contract. All references in the Contract to Exhibit III-C, January 1, 2008 — August 31, 2008 Medicaid Non-Reform HMO Capitation Rates, shall hereinafter also refer to Exhibit III-D, September 1, 2008 — August 31, 2009 Medicaid Non-Reform HMO Capitation Rates, as appropriate.

3. Effective, December 1, 2008, Attachment II, Medicaid Prepaid Health Plan Model Contract, Section V,

Covered Services, Item C, Expanded Services, sub-item 2 is hereby deleted in its entirety and replaced with the following:

2. The following is a list of the Health Plan’s Expanded Services:

a.	OTC Medications — Up to ten ($10.00) credit per household each month for selected over- the-counter drugs and/or health supplies.

b.	Respite Care Services — Annual maximum of not more than an initial homehealth visit by RN @ $65.00 and eight (8) follow-up visits by an aide at $23.00 per visit. Follow-up visits are four (4) hours in length. Maximum of sixteen (16) hours in a given month and thirty- two (32) hours per year.

c.	Enhanced Hearing Aid Benefit — Upgrade from standard medically necessary, behind-theear hearing aid benefit to digital canal hearing aid up to $500.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment and all its attachments are hereby made a part of the Contract.

This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this seven (7) page Amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC. STATE OF FLORIDA, AGENCY
D/B/A AMERIGROUP COMMUNITY CARE FOR HEALTH CARE ADMISTRATIONSIGNED SIGNED

BY: /S/ William L. McHugh		BY:

NAME: William L. McHugh		NAME: Holly Benson

TITLE: CEO		TITLE: Secretary

DATE: 8/29/08		DATE:

List of attachments/exhibits included as part of this Amendment:
Specify Type	Letter/ Number	Description

Exhibit	III-D	September 1, 2008 — August 31, 2009 Medicaid Non-Reform HMO

Capitation Rates (5 Pages)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

EXHIBIT III-D
September 1, 2008 – August 31, 2009
Medicaid Non-Reform HMO Capitation Rates
By Area, Age and Eligibility Category

TABLE 1
General Rates:
Area	1	2	3	4	5	6	7	8	9	10	11
TANF BTHM0+2M0	1,113.37	1,113.37	1,217.57	1,067.51	1,214.96	1,056.56	1,092.94	1,033.51	1,067.78	1,083.46	1,372.19
TANF 3M0-11MO	187.38	187.38	206.51	181.92	206.53	181.19	186.84	177.08	181.58	186.46	232.59
TANF AGE (1-5)	101.38	101.38	112.28	99.04	112.30	98.87	101.87	96.67	98.82	101.73	126.24
TANF AGE (6-13)	61.45	61.45	69.11	61.51	69.38	61.99	63.49	60.37	61.05	63.88	77.54
TANF AGE (14-20)Female	129.49	129.49	143.30	126.30	143.25	126.18	129.77	123.15	126.06	129.70	161.30
TANF AGE (14-20) Male	69.52	69.52	77.85	69.23	78.21	69.68	71.35	68.03	68.67	71.87	87.46
TANF AGE (21-54)Female	255.23	255.23	283.53	250.83	284.08	251.35	258.27	245.23	249.80	258.53	319.10
TANF AGE (21-54) Male	153.37	153.37	171.42	152.26	172.12	153.20	157.02	149.29	151.41	157.78	192.88
TANF AGE (55+) 318.51	318.51	359.72	321.21	361.87	325.45	332.09	316.91	318.38	335.92	404.23
SSI-N BTHMO+2M0	10,428.92	10,428.92	11,442.82	10,972.58	12,248.94	11,162.18	11,810.40	10,525.98	11,078.29	14,344.29	14,488.14
SSI-N 3M0-11MO	1,517.58	1,517.58	1,680.06	1,615.28	1,796.88	1,645.44	1,744.81	1,550.30	1,635.46	2,132.34	2,131.88
SSI-N AGE (1-5)	445.88	445.88	495.07	476.38	528.79	485.06	514.41	457.03	482.13	629.36	628.05
SSI-N AGE (6-13)	198.88	198.88	226.05	218.79	240.95	223.95	238.57	210.03	223.68	297.17	289.19
SSI-N AGE (14-20) 213.14		213.14	241.47	233.36	256.93	237.92	254.24	224.35	237.34	314.18	307.93
SSI-N AGE (21-54)	696.73	696.73	787.51	761.37	840.31	777.94	828.77	731.36	775.59	1,027.07	1,004.54
SSI-N AGE (55+)	700.31	700.31	795.55	770.55	849.11	788.05	840.70	740.14	785.85	1,044.85	1,015.98
SSI-B	305.88	305.88	340.56	297.82	225.19	274.94	373.98	256.24	219.29	322.21	370.49
SSI-AB AGE (65-)	94.80	94.80	90.01	90.35	81.19	79.31	84.56	78.77	84.42	94.02	140.27
SSI-AB AGE (65+)	85.77	85.77	81.98	82.40	75.29	72.63	77.61	72.23	77.20	86.21	126.63

EXHIBIT III-D
September 1, 2008 – August 31, 2009
Medicaid Non-Reform HMO Capitation Rates
By Area, Age and Eligibility Category

TABLE 2
General + Mental Health Rates:

Area	1	2	3	4	5	6	7	8	9	10	11
TANF BTHM0+2M0		1,113.39	1,113.40	1,217.58	1,067.52	1,214.97	1,056.58	1,092.96	1,033.52	1,067.80	1,083.48	1,372.21
TANF 3M0-11MO	187.40	187.41	206.52	181.93	206.54	181.21	186.86	177.09	181.60	186.11	232.61
TANF AGE (1-5)	103.02	104.29	113.60	100.42	113.51	100.72	103.65	97.93	100.37	103.65	127.86
TANF AGE (6-13)	73.14	81.71	78.29	71.07	78.06	75.24	76.18	69.16	71.86	77.24	88.83
TANF AGE (14-20)Female	140.42	142.91	149.38	132.64	151.36	138.56	141.63	128.97	133.22	138.55	168.79
TANF AGE (14-20) Male	80.45	82.94	83.93	75.57	86.32	82.06	83.21	73.85	75.83	80.72	94.95
TANF AGE (21-54)Female	259.67	258.64	285.07	252.44	287.37	256.38	263.09	246.72	251.62	260.78	321.01
TANF AGE (21-54) Male	157.81	156.78	172.96	153.87	175.41	158.23	161.84	150.78	153.23	160.03	194.79
TANF AGE (55+)	322.25	321.46	361.06	322.61	364.65	329.70	336.16	318.20	319.95	337.87	405.88
SSI-N BTHMO+2M0	10,429.00	10,429.08	11,442.89	10,972.69	12,248.99	11,162.25	11,810.46	10,526.05	11,078.36	14,344.39	14,488.22
SSI-N 3M0-11MO	1,517.66	1,517.74	1,680.13	1,615.39	1,796.93	1,645.51	1,744.87	1,550.37	1,635.53	2,132.44	2,131.96
SSI-N AGE (1-5)	453.32	459.67	501.33	486.14	533.81	491.58	520.53	463.03	488.46	637.71	635.02
SSI-N AGE (6-13)	246.93	277.70	261.81	274.53	273.37	266.06	278.08	244.31	259.82	344.88	328.99
SSI-N AGE (14-20)	257.13	258.36	261.99	265.34	286.61	276.46	290.41	244.03	248.08	341.56	330.76
SSI-N AGE (21-54)	778.13	749.41	811.41	798.63	895.23	849.27	895.70	754.27	799.75	1,058.95	1,031.14
SSI-N AGE (55+)	731.29	725.19	806.83	788.14	870.01	815.20	866.18	750.96	797.26	1,059.91	1,028.54
SSI-B	306.09	326.08	347.41	322.37	227.92	276.25	376.57	263.09	226.14	329.06	377.72
SSI-AB AGE (65-)	106.45	109.81	98.99	107.12	94.01	83.20	95.08	91.99	94.01	102.08	148.33
SSI-AB AGE (65+)	97.42	100.78	90.96	99.17	88.11	76.52	88.13	85.45	86.79	94.27	134.69

EXHIBIT III-D
September 1, 2008 – August 31, 2009
Medicaid Non-Reform HMO Capitation Rates
By Area, Age and Eligibility Category

TABLE 3
General + Mental Health + Dental Rates:
Area	1	2	3	4	5	6	7	8	9	10	11
TANF BTHM0+2M0	1,113.39	1,113.40	1,217.59	1,067.53	1,214.98	1,056.59	1,092.97	1,033.53	1,067.81	1,083.49	1,372.22
TANF 3M0-11MO	187.41	187.42	206.54	181.94	206.56	181.22	186.87	177.11	181.62	186.12	232.62
TANF AGE (1-5)	104.70	105.97	116.65	102.26	116.92	103.39	106.05	101.57	103.30	106.08	131.59
TANF AGE (6-13)	76.25	84.82	83.95	74.49	84.39	80.20	80.63	75.90	77.30	81.75	96.51
TANF AGE (14-20)Female	143.60	146.09	155.15	136.14	157.83	143.62	146.17	135.86	138.78	143.16	176.76
TANF AGE (14-20)Male	83.14	85.63	88.81	78.52	91.79	86.34	87.05	79.68	80.53	84.62	101.67
TANF AGE (21-54)Female	260.89	259.86	286.81	254.11	290.78	258.26	264.42	248.74	252.58	261.51	321.87
TANF AGE (21-54) Male	159.07	158.04	174.74	155.59	178.92	160.17	163.20	152.85	154.21	160.78	195.67
TANF AGE (55+) 325.04	324.25	365.03	326.43	372.44	334.00	339.20	322.80	322.14	339.53	407.84
SSI-N BTHMO+2M0	10,429.00	10,429.08	11,442.89	10,972.69	12,249.00	11,162.25	11,810.46	10,526.05	11,078.36	14,344.39	14,488.23
SSI-N 3M0-11MO	1,517.66	1,517.74	1,680.14	1,615.39	1,796.94	1,645.52	1,744.88	1,550.38	1,635.54	2,132.45	2,131.98
SSI-N AGE (1-5)	454.94	461.29	504.46	487.92	538.03	494.62	523.53	466.45	491.05	640.50	639.29
SSI-N AGE (6-13)	249.33	280.10	266.45	277.17	279.64	270.56	282.52	249.39	263.67	349.02	336.38
SSI-N AGE (14-20)	259.19	260.42	265.98	267.61	291.99	280.33	294.23	248.39	261.39	345.12	337.23
SSI-N AGE (21-54)	779.46	750.74	813.29	800.51	898.93	851.77	897.25	756.55	800.93	1,059.90	1,032.92
SSI-N AGE (55+)	733.15	727.05	809.48	790.78	875.21	818.71	868.36	754.16	798.91	1,061.24	1,031.04
SSI-B	306.54	326.53	348.44	324.55	231.58	278.01	377.05	264.63	227.97	329.88	381.06
SSI-AB AGE (65-)	107.57	110.93	100.64	108.71	97.80	85.45	96.60	93.66	95.08	103.38	150.49
SSI-AB AGE (65+)	98.28	101.64	92.22	100.38	91.00	78.23	89.29	86.72	87.60	95.25	136.34

EXHIBIT III-D
September 1, 2008 – August 31, 2009
Medicaid Non-Reform HMO Capitation Rates
By Area, Age and Eligibility Category

TABLE 4
General + Mental Health + Transportation Rates:

Area	1	2	3	4	5	6	7	8	9	10	11
TANF BTHM0+2M0	1,118.74	1,118.75	1,224.01	1,072.09	1,218.84	1,060.38	1,096.99	1,038.81	1,072.91	1,086.47	1,375.30
TANF 3M0-11MO	188.77	188.78	208.18	183.11	207.54	182.19	187.89	178.45	182.92	186.89	233.40
TANF AGE (1-5)	103.85	105.12	114.60	101.13	114.11	101.31	104.28	98.76	101.17	104.12	128.34
TANF AGE (6-13)	73.64	82.21	78.89	71.50	78.42	75.60	76.56	69.66	72.34	77.52	89.12
TANF AGE (14-20)Female	142.45	144.94	151.82	134.38	152.83	140.00	143.16	130.99	135.16	139.69	169.97
TANF AGE (14-20) Male	81.79	84.28	85.54	76.72	87.29	83.01	84.23	75.18	77.11	81.47	95.73
TANF AGE (21-54)Female	262.97	261.94	289.04	255.26	289.75	258.73	265.58	249.98	254.77	262.62	322.92
TANF AGE (21-54) Male	160.32	159.29	175.98	156.01	177.22	160.02	163.74	153.26	155.63	161.43	196.24
TANF AGE (55+) 325.76	324.97	365.28	325.61	367.18	332.19	338.80	321.67	323.30	339.83	407.91
SSI-N BTHMO+2M0	10,468.09	10,468.17	11,492.20	11,011.02	12,280.81	11,193.75	11,845.21	10,564.27	11,117.70	14,370.64	14,515.60
SSI-N 3M0-11MO	1,543.33	1,543.41	1,712.51	1,640.55	1,817.81	1,666.20	1,767.68	1,575.46	1,661.37	2,149.68	2,149.93
SSI-N AGE (1-5)	458.61	464.96	508.01	491.32	538.12	495.85	525.23	468.20	493.79	641.26	638.72
SSI-N AGE (6-13)	249.36	280.13	264.88	276.91	275.35	268.01	280.23	246.69	262.27	346.51	330.69
SSI-N AGE (14-20)	263.26	264.49	269.71	271.34	291.59	281.39	295.85	250.01	264.24	345.67	335.05
SSI-N AGE (21-54)	798.19	769.47	836.72	818.29	911.55	865.43	913.53	773.87	819.93	1,072.41	1,045.18
SSI-N AGE (55+)	748.22	742.12	828.19	804.74	883.79	828.84	881.23	767.52	814.30	1,071.28	1,040.40
SSI-B	313.56	333.55	356.12	329.55	234.47	281.96	381.95	269.02	232.70	334.36	382.84
SSI-AB AGE (65-)	120.17	125.53	118.76	122.97	108.09	94.76	107.21	106.78	109.81	114.42	160.77
SSI-AB AGE (65+)	106.26	109.62	103.70	109.39	97.18	83.97	95.94	94.97	96.97	102.22	142.70

EXHIBIT III-D
September 1, 2008 – August 31, 2009
Medicaid Non-Reform HMO Capitation Rates
By Area, Age and Eligibility Category

TABLE 5
General + Transportation Rates:

Area	1	2	3	4	5	6	7	8	9	10	11
TANF BTHM0+2M0	1,118.72	1,118.72	1,224.00	1,072.08	1,218.83	1,060.36	1,096.97	1,038.80	1,072.89	1,086.45	1,375.28
TANF 3M0-11MO	188.75	188.75	208.17	183.10	207.53	182.17	187.87	178.44	182.90	186.87	233.38
TANF AGE (1-5)	102.21	102.21	113.28	99.75	112.90	99.46	102.50	97.50	99.62	102.20	126.72
TANF AGE (6-13)	61.95	61.95	69.71	61.94	69.74	62.35	63.87	60.87	61.53	64.16	77.83
TANF AGE (14-20)Female	131.52	131.52	145.74	128.04	144.72	127.62	131.30	125.17	128.00	130.84	162.48
TANF AGE (14-20) Male	70.86	70.86	79.46	70.38	79.18	70.63	72.37	69.36	69.95	72.62	88.24
TANF AGE (21-54)Female	258.53	258.53	287.50	253.65	286.46	253.70	260.76	248.49	252.95	260.37	321.01
TANF AGE (21-54) Male	155.88	155.88	174.44	154.40	173.93	154.99	158.92	151.77	153.81	159.18	194.33
TANF AGE (55+) 322.02	322.02	363.94	324.21	364.40	327.94	334.73	320.38	321.73	337.88	406.25
SSI-N BTHMO+2M0	10,468.01	10,468.01	11,492.13	11,010.91	12,280.76	11,193.68	11,845.15	10,564.20	11,117.63	14,370.54	14,515.52
SSI-N 3M0-11MO	1,543.25	1,543.25	1,712.44	1,640.44	1,817.76	1,666.13	1,767.62	1,575.39	1,661.30	2,149.58	2,149.85
SSI-N AGE (1-5)	451.17	451.17	501.75	481.56	533.10	489.33	519.11	462.20	487.46	632.91	631.75
SSI-N AGE (6-13)	201.31	201.31	229.12	221.17	242.93	225.90	240.72	212.41	226.13	298.80	290.89
SSI-N AGE (14-20)	219.27	219.27	249.19	239.36	261.91	242.85	259.68	230.33	243.50	318.29	312.22
SSI-N AGE (21-54)	716.79	716.79	812.82	781.03	856.63	794.10	846.60	750.96	795.77	1,040.53	1,018.58
SSI-N AGE (55+)	717.24	717.24	816.91	787.15	862.89	801.69	855.75	756.70	802.89	1,056.22	1,027.84
SSI-B	313.35	313.35	349.27	305.00	231.74	280.65	379.36	262.17	225.85	327.51	375.61
SSI_AB AGE (65-)	108.52	108.52	109.78	106.20	95.27	90.87	96.69	93.56	100.22	106.36	152.71
SSI_AB AGE (65+)	94.61	94.61	94.72	92.62	84.36	80.08	85.42	81.75	87.38	94.16	134.64

EXHIBIT III-D
September 1, 2008 – August 31, 2009
Medicaid Non-Reform HMO Capitation Rates
By Area, Age and Eligibility Category

TABLE 6

General + Dental Rates:

Area	1	2	3	4	5	6	7	8	9	10	11
TANF BTHM0+2M0		1,113.37	1,113.37	1,217.58	1,067.52	1,214.97	1,056.57	1,092.95	1,033.52	1,067.79	1,083.47	1,372.20
TANF 3M0-11MO	187.39	187.39	206.53	181.93	206.55	181.20	186.85	177.10	181.60	186.10	232.60
TANF AGE (1-5)	103.06	103.06	115.33	100.88	115.71	101.54	104.27	100.31	101.75	104.16	129.97
TANF AGE (6-13)	64.56	64.56	74.77	64.93	75.71	66.95	67.94	67.11	66.49	68.39	85.22
TANF AGE (14-20)Female	132.67	132.67	149.07	129.80	149.72	131.24	134.31	130.04	131.62	134.31	169.27
TANF AGE (14-20) Male	72.21	72.21	82.73	72.18	83.68	73.96	75.19	73.86	73.37	75.77	94.18
TANF AGE (21-54)Female	256.45	256.45	285.27	252.50	287.49	253.23	259.60	247.25	250.76	259.26	319.96
TANF AGE (21-54) Male	154.63	154.63	173.20	153.96	175.63	155.14	158.38	151.36	152.39	158.53	193.76
TANF AGE (55+)	321.30	321.30	363.69	325.03	369.66	329.75	335.13	321.51	320.57	337.58	406.19
SSI-N BTHMO+2M0	10,428.92	10,428.92	11,442.82	10,972.58	12,248.95	11,162.18	11,810.40	10,525.98	11,078.29	14,344.29	14,488.15
SSI-N 3M0-11MO	1,517.58	1,517.58	1,680.07	1,615.28	1,796.89	1,645.45	1,744.82	1,550.31	1,635.47	2,132.35	2,131.90
SSI-N AGE (1-5)	447.50	447.50	498.20	478.16	533.01	488.10	517.41	460.45	484.72	632.15	632.32
SSI-N AGE (6-13)	201.28	201.28	230.69	221.43	247.22	228.45	243.01	215.11	227.53	301.31	296.58
SSI-N AGE (14-20)	215.20	215.20	245.46	235.63	262.31	241.79	258.06	228.71	240.65	317.74	314.40
SSI-N AGE (21-54)	698.06	698.06	789.39	763.25	844.01	780.44	830.32	733.64	776.77	1,028.02	1,006.32
SSI-N AGE (55+)	702.17	702.17	798.20	773.19	854.31	791.56	842.88	743.34	787.50	1,046.18	1,018.48
SSI-B	306.33	306.33	341.59	300.00	228.85	276.70	374.46	257.78	221.12	323.03	373.83
SSI-AB AGE (65-)	95.92	95.92	91.66	91.94	84.98	81.56	86.08	80.44	85.49	95.32	142.43
SSI-AB AGE (65+)	86.63	86.63	83.24	83.61	78.18	74.34	78.77	73.50	78.01	87.19	128.28

EXHIBIT III-D
September 1, 2008 – August 31, 2009
Medicaid Non-Reform HMO Capitation Rates
By Area, Age and Eligibility Category

TABLE 7
General + Dental + Transportation Rates:

Area	1	2	3	4	5	6	7	8	9	10	11
TANF BTHM0+2M0	1,118.72	1,118.72	1,224.01	1,072.09	1,218.84	1,060.37	1,096.98	1,038.81	1,072.90	1,086.46	1,375.29
TANF 3M0-11MO	188.76	188.76	208.19	183.11	207.55	182.18	187.88	178.46	182.92	186.88	233.39
TANF AGE (1-5)	103.89	103.89	116.33	101.59	116.31	102.13	104.90	101.14	102.55	104.63	130.45
TANF AGE (6-13)	65.06	65.06	75.37	65.36	76.07	67.31	68.32	67.61	66.97	68.67	85.51
TANF AGE (14-20) Female	134.70	134.70	151.51	131.54	151.19	132.68	135.84	132.06	133.56	135.45	170.45
TANF AGE (14-20) Male	73.55	73.55	84.34	73.33	84.65	74.91	76.21	75.19	74.65	76.52	94.96
TANF AGE (21-54) Female	259.75	259.75	289.24	255.32	289.87	255.58	262.09	250.51	253.91	261.10	321.87
TANF AGE (21-54) Male	157.14	157.14	176.22	156.12	177.44	156.93	160.28	153.84	154.79	159.93	195.21
TANF AGE (55+) 324.81	324.81	367.91	328.03	372.19	332.24	337.77	324.98	323.92	339.54	408.22
SSI-N BTHMO+2M0	10,468.01	10,468.01	11,492.13	11,010.91	12,280.77	11,193.68	11,845.15	10,564.20	11,117.63	14,370.54	14,515.53
SSI-N 3M0-11MO	1,543.25	1,543.25	1,712.45	1,640.44	1,817.77	1,666.14	1,767.63	1,575.40	1,661.31	2,149.59	2,149.87
SSI-N AGE (1-5)	452.79	452.79	504.88	483.34	537.32	492.37	522.11	465.62	490.05	635.70	636.02
SSI-N AGE (6-13)	203.71	203.71	233.76	223.81	249.20	230.40	245.16	217.49	229.98	302.94	298.28
SSI-N AGE (14-20)	221.33	221.33	253.18	241.63	267.29	246.72	263.50	234.69	246.81	321.85	318.69
SSI-N AGE (21-54)	718.12	718.12	814.70	782.91	860.33	796.60	848.15	753.24	796.95	1,041.48	1,020.36
SSI-N AGE (55+)	719.10	719.10	819.56	789.79	868.09	805.20	857.93	759.90	804.54	1,057.55	1,030.34
SSI-B	313.80	313.80	350.30	307.18	235.40	282.41	379.84	263.71	227.68	328.33	378.95
SSI-AB AGE (65-)	109.64	109.64	111.43	107.79	99.06	93.12	98.21	95.23	101.29	107.66	154.87
SSI-AB AGE (65+)	95.47	95.47	95.98	93.83	87.25	81.79	86.58	83.02	88.19	95.14	136.29

EXHIBIT III-D
September 1, 2008 – August 31, 2009
Medicaid Non-Reform HMO Capitation Rates
By Area, Age and Eligibility Category

TABLE 8
General + Mental Health + Dental + Transportation Rates:

Area	1	2	3	4	5	6	7	8	9	10	11
TANF BTHM0+2M0	1,118.74	1,118.75	1,224.02	1,072.10	1,218.85	1,060.39	1,097.00	1,038.82	1,072.92	1,086.48	1,375.31
TANF 3M0-11MO	188.78	188.79	208.20	183.12	207.56	182.20	187.90	178.47	182.94	186.90	233.41
TANF AGE (1-5)	105.53	106.80	117.65	102.97	117.52	103.98	106.68	102.40	104.10	106.55	132.07
TANF AGE (6-13)	76.75	85.32	84.55	74.92	84.75	80.56	81.01	76.40	77.78	82.03	96.80
TANF AGE (14-20)Female	145.63	148.12	157.59	137.88	159.30	145.06	147.70	137.88	140.72	144.30	177.94
TANF AGE (14-20) Male	84.48	86.97	90.42	79.67	92.76	87.29	88.07	81.01	81.81	85.37	102.45
TANF AGE (21-54)Female	264.19	263.16	290.78	256.93	293.16	260.61	266.91	252.00	255.73	263.35	323.78
TANF AGE (21-54) Male	161.58	160.55	177.76	157.73	180.73	161.96	165.10	155.33	156.61	162.18	197.12
TANF AGE (55+) 328.55	327.76	369.25	329.43	374.97	336.49	341.84	326.27	325.49	341.49	409.87
SSI-N BTHMO+2M0	10,468.09	10,468.17	11,492.20	11,011.02	12,280.82	11,193.75	11,845.21	10,564.27	11,117.70	14,370.64	14,515.61
SSI-N 3M0-11MO	1,543.33	1,543.41	1,712.52	1,640.55	1,817.82	1,666.21	1,767.69	1,575.47	1,661.38	2,149.69	2,149.95
SSI-N AGE (1-5)	460.23	466.58	511.14	493.10	542.34	498.89	528.23	471.62	496.38	644.05	642.99
SSI-N AGE (6-13)	251.76	282.53	269.52	279.55	281.62	272.51	284.67	251.77	266.12	350.65	338.08
SSI-N AGE (14-20)	265.32	266.55	273.70	273.61	296.97	285.26	299.67	254.37	267.55	349.23	341.52
SSI-N AGE (21-54)	799.52	770.80	838.60	820.17	915.25	867.93	915.08	776.15	821.11	1,073.36	1,046.96
SSI-N AGE (55+)	750.08	743.98	830.84	807.38	888.99	832.35	883.41	770.72	815.95	1,072.61	1,042.90
SSI-B	314.01	334.00	357.15	331.73	238.13	283.72	382.43	270.56	234.53	335.18	386.18
SSI-AB AGE (65-)	121.29	124.65	120.41	124.56	111.88	97.01	108.73	108.45	110.88	115.72	162.93
SSI-AB AGE (65+)	107.12	110.48	104.96	110.60	100.07	85.68	97.10	96.24	97.78	103.20	144.35

EXHIBIT III-D
September 1, 2008 – August 31, 2009
Medicaid Non-Reform HMO Capitation Rates
By Area, Age and Eligibility Category

Area	Corresponding Counties
Area 1 Area 2 Area 3 Area 4 Area 5 Area 6 Area 7 Area 8 Area 9 Area 10 Area 11	Escambia, Okaloosa, Santa Rosa, Walton
Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Washington, Wakulla
Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamilton, Hernando, Lafayette, Lake, Levy, Marlon, Putnam, Sumter, Suwannee, Union
Baker, Clay, Duval, Flagler, Nassau, St. Johns, Volusia
Pasco, Pinellas
Hardee, Highlands, Hillsborough, Manatee, Polk
Brevard, Orange, Osceola, Seminole
Charlotte, Collier, De Soto, Glades, Hendry, Lee, Sarasota
Indian River, Okeechobee, St. Lucie, Martin, Palm Beach
Broward
Dade, Monroe